UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2011

NEW YORK & COMPANY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-32315	33-1031445
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

450 West 33rd Street
5th Floor
New York, New York 10001
(Address of principal executive offices, including zip code)

(212) 884-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

In accordance with the New York & Company, Inc. (the “Company”) notice and proxy statement dated May 11, 2011, the Company held its Annual Meeting of Stockholders on June 22, 2011 (the “meeting”). Holders of 58,311,395 shares of the Company’s common stock were present in person or by proxy, representing approximately 94.1% of the Company’s 61,938,691 shares outstanding on the record date of April 25, 2011. The following matters were voted upon and approved by the Company’s stockholders at the meeting:

Proposal 1 — Election of directors:

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes
Bodil M. Arlander	52,369,460	1,123,453	4,818,482
Jill Beraud	52,516,477	976,436	4,818,482
David H. Edwab	52,208,080	1,284,833	4,818,482
John D. Howard	52,292,257	1,200,656	4,818,482
Louis Lipschitz	52,496,009	996,904	4,818,482
Edward W. Moneypenny	52,497,729	995,184	4,818,482
Grace Nichols	52,308,452	1,184,461	4,818,482
Michelle Pearlman	52,292,317	1,200,596	4,818,482
Richard L. Perkal	52,290,317	1,202,596	4,818,482
Arthur E. Reiner	50,841,844	2,651,069	4,818,482
Gregory J. Scott	52,498,226	994,687	4,818,482

Proposal 2 — To approve amendments to the New York & Company, Inc. Amended and Restated 2006 Long-Term Incentive Plan, to among other matters, increase the number of shares reserved for issuance by 4,000,000 shares:

Votes For	Votes Against	Abstentions	Broker Non-Votes
46,902,370	6,225,143	365,400	4,818,482

Proposal 3 — To approve the New York & Company, Inc. Incentive Compensation Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
52,589,863	537,333	365,717	4,818,482

Proposal 4 — To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2011:

Votes For	Votes Against	Abstentions	Broker Non-Votes
57,872,681	64,982	373,732	—

Proposal 5 — To hold an advisory vote on executive compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,648,849	9,389,440	454,624	4,818,482

Proposal 6 — To hold an advisory vote on the frequency of future advisory votes on executive compensation:

Three Years	Two Years	One Year	Abstentions	Broker Non-Votes
34,033,904	1,006,157	17,994,493	458,359	4,818,482

In accordance with the recommendation of the Company’s board of directors and the voting results of this advisory proposal, the board of directors has determined that the Company will hold an advisory vote on the compensation of the Company’s named executive officers every three years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW YORK & COMPANY, INC.

/s/ Sheamus Toal
Date: June 24, 2011	Name:	Sheamus Toal
	Title:	Executive Vice President and Chief Financial Officer